EXECUTION COPY

CONSENT AND AMENDMENT

Dated as of November 2, 2007

To the Lenders party to the Credit Agreement
  and the Administrative Agent referred to below

Ladies and Gentlemen:

        Reference is made to the Credit Agreement, dated as of August 24, 2006 (as amended, modified or supplemented as of the date hereof, the “Credit Agreement”), among FirstEnergy Corp., an Ohio corporation, FirstEnergy Solutions Corp., an Ohio corporation, American Transmission Systems, Incorporated, an Ohio corporation, Ohio Edison Company, an Ohio corporation, Pennsylvania Power Company, a Pennsylvania corporation, The Cleveland Electric Illuminating Company, an Ohio corporation, The Toledo Edison Company, an Ohio corporation, Jersey Central Power & Light Company, a New Jersey corporation, Metropolitan Edison Company, a Pennsylvania corporation, and Pennsylvania Electric Company, a Pennsylvania corporation, the banks and other financial institutions parties thereto, Citibank, N.A., as administrative agent, the fronting banks party thereto and the swing line lenders party thereto. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

Section 1.  Termination Date Extension.

Pursuant to Section 2.19 of the Credit Agreement, the Borrowers hereby request that each Lender consent to a one-year extension of the Termination Date with respect to such Lender’s Commitment and its Outstanding Credits.  By signing in the appropriate space provided in the signature pages hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 below, each Lender hereby (i) consents to such extension with respect to its Commitment and its Outstanding Credits and (ii) waives those provisions of Section 2.19(b) of the Credit Agreement that specify that each Lender’s consent to the Borrowers’ foregoing extension request be delivered no earlier than 60 days and no later than 70 days following the Extension Notice Date and agrees instead that any Lender that has not executed and delivered this Consent and Amendment to the Administrative Agent within 18 days following the date hereof shall be deemed not to have consented to such extension request.

Section 2. Conditions Precedent to Termination Date Extension.

Section 1 of this Consent and Amendment shall become effective as of November 20, 2007 if on or prior to such date (i) Lenders holding Commitments aggregating more than 66-2/3% of the Commitments shall have executed and delivered this Consent and Amendment in accordance with Section 1 above, (ii) the following statements shall be true: (A) no event has occurred and is continuing, or would result from the extension of the Termination Date, that constitutes an Event of Default or would, with the giving of notice or the lapse of time, or both, constitute an Event of Default, and (B) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date of extension of the Termination Date, before and after giving effect to such extension, as though made on and as of such date (provided however that subsections (f) and (g) thereof shall be deemed to read as set forth in the proposed amendments set forth in Section 3(vii) of this Consent and Amendment), and (iii) the Administrative Agent shall have received the following, each dated such date and in form and substance satisfactory to the Administrative Agent: (x) a certificate of a duly authorized officer of each Borrower to the effect that as of the date of extension of the Termination Date the statements set forth in clauses (A) and (B) above are true, (y) certified copies of the resolutions of the Board of Directors of each Borrower authorizing such extension and the performance of the Credit Agreement on and after the date of extension of the Termination Date, and of all documents evidencing other necessary corporate action and Governmental Action with respect to the Credit Agreement and such extension of the Termination Date and (z) an opinion or opinions of counsel to the Borrowers, as to such matters related to the foregoing as the Administrative Agent or the Lenders through the Administrative Agent may reasonably request.

Section 3.  Credit Agreement Amendments.  The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(i) The term “Borrower Sublimit” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

                   ““Borrower Sublimit” means:  (i) with respect to FE, $2,750,000,000, (ii) with respect to FES, $1,000,000,000, (iii) with respect to ATSI, $0 (unless and until increased pursuant to Section 2.06(c)), (iv) with respect to OE, $500,000,000, (v) with respect to Penn, $50,000,000, (vi) with respect to CEI, $250,000,000 (unless and until increased pursuant to Section 2.06(c)), (vii) with respect to TE, $250,000,000 (unless and until increased pursuant to Section 2.06(c)), (viii) with respect to JCP&L, $425,000,000, (ix) with respect to Met-Ed, $250,000,000, and (x) with respect to Penelec, $250,000,000.”

(ii)  Section 1.01 of the Credit Agreement is amended by adding each of the following definitions in its proper alphabetical place:

““Additional Commitment Lender” has the meaning set forth in Section 2.19(d).”

““Anniversary Date” has the meaning set forth in Section 2.19(a).”

““Existing Termination Date” has the meaning set forth in Section 2.19(a).”

““Extension Notice Date” has the meaning set forth in Section 2.19(b).”

““Specified  Date” has the meaning set forth in Section 2.19(c).”

(iii) The first sentence of Section 2.06(c) of the Credit Agreement is amended by deleting the first sentence therein and substituting the following therefor:

“ATSI may increase its Borrower Sublimit up to $100,000,000 by delivering a notice to the Administrative Agent requesting such increase, subject to the condition that either (i) ATSI has Reference Ratings of at least BBB- by S&P and Baa3 by Moody’s or (ii) FE unconditionally guarantees the amounts payable by ATSI hereunder by delivering to the Administrative Agent a duly completed Guaranty executed by FE.”

(iv) Section 2.12(b)(iv) of the Credit Agreement is amended and restated in its entirety to read as follows:

   “If at any time ATSI shall have Outstanding Credits and shall fail to have Reference Ratings of at least BBB- by S&P and Baa3 by Moody’s, and FE shall fail to deliver to the Administrative Agent a Guaranty executed by FE, ATSI agrees (A) to prepay to the Administrative Agent the principal amount of all Advances outstanding to ATSI and (B) to pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to all of the amount available for drawing under the Letters of Credit outstanding to ATSI at such time.”

(v)  Section 2.19 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 2.19.  Extension of Termination Date.

                (a)  The Borrowers may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to any anniversary of the date of this Agreement (the “Anniversary Date”), request that each Lender extend such Lender’s Termination Date for an additional one year after the Termination Date then in effect for such Lender hereunder (the “Existing Termination Date”).

                (b)  Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Anniversary Date and not later than the date (the “Extension Notice Date”) that is 20 days prior to the Applicable Anniversary Date, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Existing Termination Date (a “Nonconsenting Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Extension Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Extension Notice Date shall be deemed to be a Nonconsenting Lender.  The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

                (c)  The Administrative Agent shall notify the Borrowers of each Lender’s determination under this Section no later than the date 15 days following the Extension Notice Date, or, if such date is not a Business Day, on the next preceding Business Day (the “Specified Date”).

(d)  The Borrowers shall have the right on or before the Specified Date to replace each Nonconsenting Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) with the approval of the Administrative Agent, the Swing Line Lenders and the Fronting Banks (which approvals shall not be unreasonably withheld), each of which Additional Commitment Lenders shall have entered into an agreement in form and substance satisfactory to the Borrowers and the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the Specified Date, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date).

(e)  If (and only if) the aggregate amount of the Commitments of the Lenders that have agreed so to extend their Existing Termination Dates plus the aggregate additional Commitments of the Additional Commitment Lenders shall be more than 66-2/3% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Specified Date, the Existing Termination Date of each Lender agreeing to an extension and of each Additional Commitment Lender shall be extended to the date that is one year after the Existing Termination Date, and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.

(f)  Notwithstanding the foregoing, the extension of a Lender’s Existing Termination Date pursuant to this Section shall be effective with respect to such Lender on the Specified Date but only if (i) the following statements shall be true: (A) no event has occurred and is continuing, or would result from the extension of the Existing Termination Date, that constitutes an Event of Default or an Unmatured Default and (B) the representations and warranties contained in Section 4.01 are correct in all material respects on and as of the Specified Date, before and after giving effect to such extension, as though made on and as of such date, and (ii) on or prior to the Specified Date the Administrative Agent shall have received the following, each dated the Specified Date and in form and substance satisfactory to the Administrative Agent: (x) a certificate of a duly authorized officer of each Borrower to the effect that as of the Specified Date the statements set forth in clauses (A) and (B) above are true, (y) certified copies of the resolutions of the Board of Directors of each Borrower authorizing such extension and the performance of this Agreement on and after the Specified Date, and of all documents evidencing other necessary corporate action and Governmental Action with respect to this Agreement and such extension of the Existing Termination Date and (z) an opinion of counsel to the Borrowers, as to such matters related to the foregoing as the Administrative Agent or the Lenders through the Administrative Agent may reasonably request.

(g)  Subject to subsection (d) above, the Commitment of any Nonconsenting Lender shall automatically terminate on its Existing Termination Date (without regard to any extension by any other Lender).”

(vi)  Section 3.02(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(ii)  In the case of an Extension of Credit with respect to ATSI without delivery of a Guaranty executed by FE, the financial statements described in Section 5.01(g)(ii) and (iii) shall be currently available for ATSI, and ATSI shall have delivered copies of such financial statements to the Administrative Agent; and”

(vii)  Subsections (f) and (g) of Section 4.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

“(f)           Litigation.  Except as disclosed in FE’s, with respect to FE, ATSI and FES, or such Borrower’s, with respect to any other Borrower, Annual Report on Form 10-K for the fiscal year ended December 31, 2006, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 and its Current Reports on Form 8-K filed in 2007 prior to November 2, 2007, or additionally with respect to FES in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (copies of which have been furnished to each Lender), there is no pending or threatened action or proceeding (including, without limitation, any proceeding relating to or arising out of Environmental Laws) affecting it or any of its Subsidiaries before any court, governmental agency or arbitrator that has a reasonable possibility of having a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of it and its consolidated subsidiaries, taken as a whole, or on the ability of such Borrower to perform its obligations under this Agreement or any other Loan Document, and there has been no development in the matters disclosed in such filings that has had such a material adverse effect.

(g)           Financial Statements; Material Adverse Change.  The consolidated balance sheets of FE and its Subsidiaries, with respect to FE and ATSI, and such Borrower and its Subsidiaries, with respect to any other Borrower, as at December 31, 2006, and the related consolidated statements of income, retained earnings and cash flows of FE and its Subsidiaries, with respect to FE and ATSI, and such Borrower and its Subsidiaries, with respect to any other Borrower, for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, independent public accountants, and the unaudited consolidated balance sheet of FE and its Subsidiaries, with respect to FE and ATSI, and such Borrower and its Subsidiaries, with respect to any other Borrower, as at September 30, 2007, and the related consolidated statements of income, retained earnings and cash flows of FE and its Subsidiaries, with respect to FE and ATSI, and such Borrower and its Subsidiaries, with respect to any other Borrower, for the nine months then ended, copies of each of which have been furnished to each Lender and each Fronting Bank, in all cases as amended and restated to the date hereof, present fairly the consolidated financial position of such Borrower and its Subsidiaries as at such dates and the consolidated results of the operations of such Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Except as disclosed in FE’s, with respect to FE, ATSI and FES, or such Borrower’s, with respect to any other Borrower, Annual Report on Form 10-K for the fiscal year ended December 31, 2006, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 and its Current Reports on Form 8-K filed in 2007 prior to November 2, 2007, or additionally with respect to FES in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (copies of which have been furnished to each Lender), there has been no material adverse change in the business, condition (financial or otherwise), results of operations or prospects of such Borrower and its Consolidated Subsidiaries, taken as a whole, since December 31, 2006.”

Section 4.  Conditions to Effectiveness of Credit Agreement Amendment.  Section 3 of this Consent and Amendment (the “Amendments”) shall be effective as of the date hereof when and if the following conditions are satisfied (such date being the “Amendment Date”):

(a)   The Administrative Agent shall have received the following, each dated the Amendment Date, in form and substance satisfactory to the Administrative Agent and with one copy for each Fronting Bank and each Lender:

         (i)  Counterparts of this Consent and Amendment, duly executed by each of the Borrowers and each Lender;

        (ii)  Certified copies of the resolutions of the Board of Directors of each Borrower approving the Amendments and of all documents evidencing any other necessary corporate action with respect to the Amendments;

        (iii)  A certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Consent and Amendment and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date; and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval, as applicable) required for the due execution and delivery by such Borrower of this Consent and Amendment and the performance by such Borrower of the Amendments;

        (iv)        An opinion or opinions of counsel for the Borrowers regarding the Amendments in a form reasonably satisfactory to the Administrative Agent;

        (v)       A favorable opinion of King & Spalding LLP, special New York counsel for the Administrative Agent; and

        (vi)     Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank, any Swing Line Lender or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank, such Swing Line Lender or such other Lender (as the case may be).

(b)  The representations and warranties of the Borrowers set forth in Section 5 below shall be true and correct in all material respects on and as of the Amendment Date as though made on and as of such date.

Section 5.  Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement, as amended hereby), are true and correct on and as of the date hereof as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Consent and Amendment, that constitutes an Event of Default or an Unmatured Default.

Section 6.  Effect on the Credit Agreement.  The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, Swing Line Lender, Fronting Bank or the Administrative Agent under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement.  Except as expressly set forth herein, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Consent and Amendment shall be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

Section 7.  Costs, Expenses and Taxes.  FE agrees to pay on demand all costs and expenses incurred by either the Administrative Agent and any Fronting Banks in connection with the preparation, execution and delivery of this Amendment and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Fronting Banks with respect thereto and with respect to advising the Administrative Agent and the Fronting Banks as to their rights and responsibilities under this Consent and Amendment.  FE further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable fees and out-of-pocket expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Consent and Amendment and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under Section 8.05(a) of the Credit Agreement. In addition, FE agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from the execution or delivery of, or otherwise with respect to, this Amendment.

If you consent and agree to the foregoing, please evidence such consent and agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Sarah Norris (fax no. 212-556-2222; e-mail snorris@kslaw.com) and (ii) executing and returning six original counterparts to this Consent and Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Sarah Norris, no later than 5:00 p.m., New York City time, on November 16, 2007.

[Remainder of page intentionally left blank.]

Very truly yours,

FIRSTENERGY CORP.
FIRSTENERGY SOLUTIONS CORP.
AMERICAN TRANSMISSION SYSTEMS, INCORPORATED
OHIO EDISON COMPANY
PENNSYLVANIA POWER COMPANY
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
THE TOLEDO EDISON COMPANY
METROPOLITAN EDISON COMPANY
PENNSYLVANIA ELECTRIC COMPANY

By
James F. Pearson
Treasurer

JERSEY CENTRAL POWER & LIGHT COMPANY

By
Randy Scilla
Treasurer

    Consent and Amendment Signature Page

The undersigned hereby consent
and agree to the foregoing:

CITIBANK, N.A.

By
Name:
Title:

Consent and Amendment Signature Page

BARCLAYS BANK PLC

By
Name:
Title:

    Consent and Amendment Signature Page

JPMORGAN CHASE BANK, N.A.

By
Name:
Title:

    Consent and Amendment Signature Page

KEYBANK NATIONAL ASSOCIATION

By
Name:
Title:

    Consent and Amendment Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Name:
Title:

    Consent and Amendment Signature Page

THE ROYAL BANK OF SCOTLAND PLC

By
Name:
Title:

    Consent and Amendment Signature Page

THE BANK OF NOVA SCOTIA

By
Name:
Title:

    Consent and Amendment Signature Page

BANK OF AMERICA, N.A.

By
Name:
Title:

    Consent and Amendment Signature Page

THE BANK OF NEW YORK

By
Name:
Title:

    Consent and Amendment Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By
Name:
Title:

By
Name:
Title:

    Consent and Amendment Signature Page

MORGAN STANLEY BANK

By
Name:
Title:

    Consent and Amendment Signature Page

UBS LOAN FINANCE LLC

By
Name:
Title:

By
Name:
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    Consent and Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A.

By
Name:
Title:

    Consent and Amendment Signature Page

LEHMAN BROTHERS BANK, FSB

By
Name:
Title:

    Consent and Amendment Signature Page

WILLIAM STREET CREDIT CORPORATION

By
Name:
Title:

    Consent and Amendment Signature Page

NATIONAL CITY BANK

By
Name:
Title:

    Consent and Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By
Name:
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    Consent and Amendment Signature Page

MIZUHO CORPORATE BANK, LTD.

By
Name:
Title:

    Consent and Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION

By
Name:
Title:

    Consent and Amendment Signature Page

U.S. BANK, N.A.

By
Name:
Title:

    Consent and Amendment Signature Page

SUNTRUST BANK

By
Name:
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    Consent and Amendment Signature Page

MELLON BANK, N.A.

By
Name:
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    Consent and Amendment Signature Page

FIRST COMMERCIAL BANK, as a Bank

By
Name:
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    Consent and Amendment Signature Page

FIFTH THIRD BANCORP

By
Name:
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    Consent and Amendment Signature Page

KBC BANK N.V., as a Bank

By
Name:
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    Consent and Amendment Signature Page

FIRSTMERIT BANK. N.A.

By
Name:
Title:

    Consent and Amendment Signature Page